PROSPECTUS SUPPLEMENT
PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Universal Account

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Variable Appreciable Account

Supplement dated July 10, 2025,
to
Prospectuses dated May 1, 2025,
for
PruLife® Custom Premier II, VUL Protector® and PruLife® SVUL Protector Contracts

This supplement updates and amends certain information contained in the current prospectus and summary prospectus, as applicable, for your variable universal life insurance Contract, as well as any subsequent supplements thereto. You should read this supplement carefully and retain it for future reference.

On July 1, 2025, the AST Core Fixed Income Portfolio removed Western Asset Management Company, LLC and Western Asset Management Company Limited as subadvisors.

On July 28, 2025, the Neuberger Berman AMT Sustainable Equity Portfolio will change its name to the Neuberger Berman AMT Quality Equity Portfolio.

Due to the changes listed above, the rows for these funds in APPENDIX A: Funds Available Under the Contract are hereby revised.

To obtain a copy of the current prospectus, please visit www.Prudential.com/eProspectus or call 800-778-2255.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
PRODUCTSUP244
PCP2, PCP214, PCP215, PCP219, VULP14, VULP15, VULP18, VULP21, SVULP, SVULP20, SVULP21